Exhibit 99.1

Nuclear Waste Disposal Technology Provider Deep
Isolation Appoints Joseph Nelson as Chief Financial
Officer to Strengthen Commercial Readiness

Nelson’s two decades of public company and capital markets expertise further strengthens
Deep Isolation’s executive leadership as the Company scales its deep borehole disposal technology

BERKELEY, CA, February 17, 2026 – Deep Isolation Nuclear, Inc. (“Deep Isolation” or the “Company”), a leading innovator in nuclear waste disposal technology, today announced the appointment of Joseph Nelson as Chief Financial Officer. Mr. Nelson brings over two decades of financial leadership, including raising billions in financing, executing multiple M&A transactions, and driving corporate growth in the energy sector, further strengthening Deep Isolation’s executive leadership as it advances toward commercialization.

As Chief Financial Officer of Delta Corp Holdings Limited, Nelson helped transform the business into a fully integrated, multinational logistics and energy supply platform operating across 18 countries. He built and expanded the global finance, reporting, and control infrastructure required to support rapid growth, executed strategic acquisitions that added more than $300 million in annual revenues, and optimized working capital and liquidity to fund expansion. He also led the company’s transition from private to public ownership and secured over $215 million in capital to fund continued growth.

Earlier in his career, Nelson served as Head of Investor Relations for GasLog Ltd. (NYSE: GLOG) and GasLog Partners LP (NYSE: GLOP), where he helped raise more than $2 billion in capital across equity, bond, and commercial bank markets and played a leadership role in the company’s successful sale to BlackRock’s Global Energy and Power Infrastructure team. He began his career as an equity research analyst at Credit Suisse, covering energy and transportation companies and advising on IPO and M&A diligence.

“With our full-scale demonstration program now underway, Joe’s extensive public company and capital markets experience makes him uniquely qualified to lead our finance organization as we transition to a publicly listed company,” said Rod Baltzer, President and CEO of Deep Isolation. “His proven track record in financial management, capital raising, and strategic planning will be invaluable as we progress toward full-scale demonstration and commercial deployment of our innovative deep borehole disposal technology.”

“I am excited to join Deep Isolation at such an important inflection point,” said Nelson. “The company’s deep borehole technology offers a pragmatic and scalable solution to one of the nuclear industry’s most pressing challenges. I look forward to working with Rod and the entire team to optimize the financial infrastructure that will support Deep Isolation’s mission and position the company as an industry leader.”

Nelson’s appointment comes as Deep Isolation accelerates its momentum. Just weeks after launching its full-scale demonstration program at the Deep Borehole Demonstration Center near Cameron, Texas, the Company is continuing to strengthen its executive team as it prepares for the next phase of public listing and commercial readiness.

Nelson’s financial leadership experience, together with the expertise brought by newly appointed General Counsel Paula Whitten-Doolin and Board Director Ralph L. Hunter, expands the Company’s capacity to manage relationships across the regulatory, financial, and commercial stakeholder groups essential to bringing Deep Isolation’s nuclear waste disposal technology to commercial deployment.

About Deep Isolation

Deep Isolation is the first company to undertake development of technologies for nuclear waste disposal in deep boreholes. When commercialized Deep Isolation’s solution will offer a uniquely tailored solution to help countries identify, plan for and complete the necessary steps to dispose of their nuclear waste inventories. With 91 patents issued to date, Deep Isolation’s technology is being designed to leverage proven drilling practices to allow safe isolation of waste deep underground in horizontal, vertical, or slanted borehole repositories. Deep Isolation’s Universal Canister System was developed through a three-year project funded by the U.S. Department of Energy’s Advanced Research Projects Agency—Energy and is engineered to support integrated management of spent fuel and high-level waste from advanced reactors across storage, transportation and eventual disposal.

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For more information, visit: deepisolation.com

Media Contact:

Sophie McCallum

media@deepisolation.com

Investor Contact:

Caldwell Bailey

InvestorRelations@deepisolation.com

Forward-Looking Statements

Statements contained in this news release that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our plans, objectives and expectations for our business, the future growth of our business and the nuclear energy and nuclear waste disposal industries as a whole, and future benefits expected to arise from our strategic partnerships. In certain cases, forward-looking statements can be identified by the use of words and phrases or variations of words and phrases or statements such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions. Forward-looking statements are based on management’s belief and assumptions, including current expectations and projections about future events and trends, and on information currently available to management.

Forward-looking statements in this or any other news release are subject to a number of risks, uncertainties, and assumptions that could cause actual results to be materially different from those expressed or implied by such forward-looking statements. Such risks, uncertainties, and assumptions are subject to a number of factors, including, among others: the failure of a market to develop for our deep borehole disposal solutions as quickly as we expect or at all; a failure of demand for our solution to develop sufficiently; regulatory and legal developments, including issues relating to obtaining regulatory approvals or permissions on the timelines we expect or at all; our lack of profitability; delays or failure in our initiative to complete a full-scale, at-depth demonstration of our Universal Canister System and our deep borehole solution; our failure to enter into contracts with customers or, once we do enter into contracts, to continue such contractual relationships or to receive new contract awards; our dependency on governmental contracts and awards; our  failure to manage our growth effectively or to execute our business plan; a failure to sustain and expand relationships with governmental entities and strategic partners; failure in the assumptions or analyses we have used in supporting forecasts or plans; our inability to commercialize our products at scale; the development or deployment of other technologies or solutions supplanting or competing with our technologies; challenges to our intellectual property; failures to protect, maintain, enforce, and enhance our intellectual property, and claims by others of intellectual property infringement; political and public perceptions of nuclear energy, including perceptions as to accidents or other high-profile events involving nuclear power facilities or radioactive materials; our liquidity and ability to raise capital; any inability to control operating and project costs and project delays or other project-related problems; security (including cybersecurity) breaches or disruptions; geopolitical, macroeconomic, domestic events or crises, including supply chain disruptions and other risks and uncertainties outside of our control; weather and effects of climate change; and litigation or legal proceedings that may be brought against us.

The foregoing is not an exhaustive list of all the factors that may cause any forward-looking statements to prove inaccurate or our actual results to differ materially from our expectations and forecasts. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements, and we cannot guarantee future results, performance, or achievements. Accordingly, readers should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements for any reason after the date of this release or to conform these statements to actual results or revised expectations, except as required by law.

Additional information concerning the factors above and other factors will be found in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the sections titled “Forward-Looking Statements” and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 14, 2025 and in  filings with the SEC that will be made. The Company’s SEC filings are available free of charge at www.sec.gov filed or upon written request to Deep Isolation Nuclear at InvestorRelations@deepisolation.com.

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